Exhibit 10.50
SECURITY AND CONTROL AGREEMENT REGARDING RESERVE ACCOUNT
THIS SECURITY AND CONTROL AGREEMENT REGARDING RESERVE ACCOUNT (this “Agreement”) is made this 13th day of August, 2010, by UNILIFE CORPORATION, a Delaware corporation with an address at 637 Lowther Road, Lewisberry, PA 17339 (the “Debtor”) in favor of UNIVEST NATIONAL BANK AND TRUST CO., a national banking association with an address at 14 North Main Street, P.O. Box 64197, Souderton, PA 18964-0197 (the “Secured Party”).
WHEREAS, in order to induce the Secured Party to make that certain non-revolving line of credit loan (the “Loan”) to Debtor’s affiliate, Unilife Cross Farm LLC (the “Borrower”), the Debtor has executed a certain surety agreement of even date herewith in favor of the Secured Party (the “Surety Agreement”); and
WHEREAS, to secure the Debtor’s obligations under the Surety Agreement, the Secured Party is requiring that the Debtor establish a reserve account to be held by the Secured Party (the “Reserve Account”); and
WHEREAS, the Debtor has agreed to establish such Reserve Account.
NOW THEREFORE, to induce the Secured Party to make or maintain the Loan to the Borrower, the Debtor, intending to be legally bound, agrees with the Secured Party:
1. Definitions. The following terms as used in this Agreement shall have the meanings set forth below, unless the content otherwise requires:
“Obligations” means all liabilities and other obligations of the Debtor to the Secured Party in connection with the Surety Agreement and all liabilities and other obligations of the Borrower to the Secured Party in connection with the Loan (including, without limitation, any past, present or future advances, readvances, substitutions, extensions, renewals, interest, late charges, penalties and fees of any and all types) whether primary or secondary, absolute or contingent, direct or indirect, joint, several, joint and several or independent, voluntary or involuntary, similar or dissimilar, related or unrelated, matured or unmatured, now or hereafter existing, due or to become due, or held or to be held by, the Secured Party for its own account or as agent for others, whether created directly or acquired by assignment, negotiation or otherwise.
“Collateral” means the Reserve Account and any other account established by the Debtor with the Secured Party, including, without limitation, all checks, drafts, cash, instruments and other items at any time received in or for deposit in the Reserve Account, and all automated clearing house entries, electronic funds transfers or other funds deposited in, credited to, or held for deposit in or credit to, the Reserve Account, and all products and all accessions, substitutions and replacements of and to any of the foregoing and all proceeds of any of the foregoing.

“Event of Default” means the occurrence of any one or more of the following events: (i) a default or event of default occurs under the terms of any promissory note, loan agreement, surety agreement, guaranty, or other instrument or agreement evidencing or securing, or obtained by Secured Party with respect to, all or any portion of the Obligations; or (ii) any representation or warranty made by the Debtor in this Agreement is determined by the Secured Party to be false or misleading in any material respect; or (iii) the Debtor fails to perform or observe any term, covenant, condition, or agreement to be performed or observed by the Debtor under this Agreement.
2. Reserve Account. The Debtor shall establish a Reserve Account (Account #3111609578) with the Secured Party and, prior to the Borrower’s request to the Secured Party for an advance of any proceeds of the Loan, the Debtor shall deposit immediately available cash funds in an amount equal to or greater than the amount of the advance requested by the Borrower. Notwithstanding anything contained herein to the contrary, the Debtor shall at all times cause the balance held in the Reserve Account to be equal or greater than the outstanding amount of the Loan, plus One Hundred Thousand Dollars ($100,000.00). The Debtor acknowledges and agrees that, in the event that any principal and/or interest due and payable in connection with the Loan is not paid by Borrower when due, the Secured Party shall be immediately permitted to withdraw amounts from the Reserve Account in full or partial satisfaction of the amounts due from Borrower without further notice to, or direction from, Debtor. The Debtor acknowledges and agrees that the Secured Party shall have no obligation to advance any proceeds of the Loan unless and until amounts equal or greater to the amount of such proceeds have been deposited in immediately available funds in the Reserve Account and are otherwise available for withdraw (i.e., are not subject to any hold).
Notwithstanding the foregoing or anything contained herein to the contrary, the Debtor acknowledges and agrees that, so long as any of the Obligations remain outstanding, it shall not be permitted to make any withdrawal from the Reserve Account without the prior written consent of the Secured Party, which consent may be withheld in the sole discretion of the Secured Party. The Debtor confirms that this Agreement shall constitute an “authenticated record” and that the arrangements established under this Agreement shall constitute “control” of the Collateral as contemplated by Section 9-104 of the Uniform Commercial Code.
3. Security Interest. In order to secure the due and punctual payment and performance of the Obligations, the Debtor grants to the Secured Party a continuing security interest in, a general lien upon, and a right of set-off against the Collateral. The security interests, liens, and rights of set-off granted to the Secured Party are granted as security only and shall not subject the Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Debtor with respect to any of the Collateral or any transaction which gave rise to the Collateral.
4. Future Advances. The Obligations secured by the Collateral include all advances made at any time to or for the benefit of the Debtor or the Borrower in connection with the Loan and/or the Surety Agreement, whether obligatory or discretionary, including without limitation, any costs, expenses, court costs and attorneys’ fees incurred in the collection of the Obligations or the collection, disposition or preservation of the Collateral, and any advances made for the payment of taxes on the Collateral, or for the establishment, maintenance or enforcement of the Secured Party’s security interest in the Collateral.

5. Further Assurances.
(A) At any time and from time to time, upon the demand of the Secured Party, the Debtor shall: (1) deliver and pledge to the Secured Party, endorsed or accompanied by such instruments of assignment and transfer in such form and substance as the Secured Party may request, any and all instruments, documents, or chattel paper as the Secured Party may specify; and (2) execute, deliver, file, and record any and all notices, statements, instruments, documents, agreements, or other papers (including financial statements) that may be necessary or desirable, or that the Secured Party may request, in order to create, preserve, perfect, or validate any security interest, lien, or right of set-off granted pursuant to this Agreement or to enable the Secured Party to exercise and enforce its rights under this Agreement.
(B) The Debtor irrevocably constitutes and appoints the Secured Party (and any of the Secured Party’s employees or agents designated by the Secured Party) as the Debtor’s true and lawful attorney with the power to sign and file one or more financing statements under the Uniform Commercial Code naming the Debtor as debtor and the Secured Party as secured party and indicating the types or describing the items of Collateral. The Secured Party may file a carbon, photographic or other reproduction of this Agreement or any financing statement executed pursuant to this Agreement, as a financing statement in any jurisdiction. Without the prior written consent of the Secured Party, the Debtor shall not file or authorize or permit to be filed in any jurisdiction any such financing or similar statement in which the Secured Party is not named as the only secured party.
(C) The Secured Party’s rights with respect to the Collateral shall include, but not be limited to, the right to (1) direct disposition of funds in the Reserve Account, (2) withdraw any amounts from the Reserve Account, or (3) draw upon or otherwise exercise any authority or powers with respect to the Reserve Account.
3. Representations and Warranties. The Debtor represents and warrants to the Secured Party that:
(A) This Agreement has been duly executed and delivered and constitutes the legal, valid, and binding obligation of the Debtor, enforceable against the Debtor in accordance with their terms.
(B) This Agreement does not and will not violate any provision of law or of the charter or bylaws or other organizational documents of the Debtor, or any other agreement or instrument to which the Debtor is a party or by which any of its assets or properties may be bound or affected.
(C) No consent or approval of any governmental or judicial authority, or of any other public authority, is necessary for the execution, delivery, and performance of this Agreement.
(D) The Debtor is and will be the owner of the Collateral, free from any adverse lien, security interest, encumbrance, or claim of any nature (except in favor of the Secured Party). This Agreement, together with any necessary filing of financing statements, grants and provides to the Secured Party a security interest in, and control of, the Collateral.

4. Covenants. The Debtor covenants and agrees with the Secured Party that:
(A) The Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming any interest in the Collateral.
(B) The Debtor shall provide the Secured Party with prompt written notice of any change in the chief executive office of the Debtor or the office where the Debtor maintains books and records pertaining to the Collateral, all such notices to be received by the Secured Party at least thirty (30) days prior to any such change.
(C) The Debtor shall pay any and all taxes, assessments and governmental charges upon the Collateral on the date such taxes, assessments, and governmental charges are due and payable, except to the extent that such taxes, assessments and charges are contested in good faith by the Debtor and adequate reserves are maintained for the same.
(D) The Debtor shall immediately notify the Secured Party of: (i) any material adverse change in its operations, property, or condition, financial or otherwise; (ii) the occurrence of an Event of Default under this Agreement; (iii) any seizure of or levy upon the Collateral or any other claims of third parties to or against the Collateral; and (iv) the institution of any litigation, governmental investigation or administrative proceedings against or affecting the Debtor or the Collateral.
(E) The Debtor shall not sell or otherwise assign, transfer or dispose of the Collateral or any interest in the Collateral, voluntarily or involuntarily, by operation of law or otherwise, other than in the ordinary course of business.
(F) The Debtor shall keep the Collateral free from any lien, security interest, or encumbrance except in favor of the Secured Party.
5. Rights of Secured Party. The Debtor further covenants and agrees with the Secured Party that:
(A) In the event of loss relating to the Collateral, the Secured Party, at its option, may (i) retain and apply all or any part of the insurance proceeds to reduce, in such order and amounts as the Secured Party may elect, the unpaid balance of the Obligations, or (ii) disburse all or any part of the insurance proceeds to or for the benefit of the Debtor for the purpose of repairing or replacing the Collateral after receiving proof satisfactory to the Secured Party of such repair or replacement, in either case without waiving or impairing the Obligations or any other provision of this Agreement. The Debtor assigns to the Secured Party any return or unearned premiums which may be due upon cancellation of any insurance policies for any reason whatsoever and directs the insurers to pay to the Secured Party any amounts so due, and the Debtor appoints the Secured Party its attorney-in-fact to endorse any draft or check which maybe payable to Debtor in order to collect any return or unearned premiums or the proceeds of such insurance.

(B) In the event the Debtor fails to pay any federal, state or local taxes, assessments or other governmental charges or claims, the Secured Party, at its election and without notice or demand to the Debtor, shall have the right, but not the obligation, to make any payment or expenditure with the right of subrogation, and to take any action which the Debtor should have taken or which the Secured Party deems advisable in order to protect its security interest in the Collateral or its rights under this Agreement, and may appear in any action or proceeding with respect to any of the foregoing and retain counsel, without prejudice to any of the Secured Party’s rights or remedies available under this Agreement or at law or in equity or otherwise. All such sums, as well as costs and expenses, advanced by the Secured Party shall be secured by this Agreement, and shall bear interest at the highest rate payable on any of the Obligations, from the date of payment by the Secured Party until paid in full by the Debtor.
(C) The Secured Party may, at any time and from time to time, and regardless of whether an Event of Default has occurred or is continuing:
(1) in the name of the Debtor or the Secured Party (as the Secured Party in its sole discretion may determine) demand, collect, receive, and receipt for, compound, compromise, settle and give acquittance for, and prosecute and discontinue or dismiss, with or without prejudice, any suits or proceedings respecting any of the Collateral; and
(2) take any action which the Secured Party may deem necessary or desirable in order to realize on any of the Collateral, and the Debtor irrevocably appoints the Secured Party its attorney-in-fact with full power of substitution for all or any such acts or purposes.
6. Remedies Upon Default.
(A) Upon the occurrence of an Event of Default, the Secured Party may, at its election, declare all or any portion of the Obligations immediately due and payable, and the Secured Party may exercise any one or more of the following remedies, without notice or demand to the Debtor, except as expressly required under this Agreement or under any applicable provision of law which cannot be waived prior to default:
(1) exercise a right of set-off against the Reserve Account; and
(2) exercise all or any of the rights and remedies of a secured party under the Uniform Commercial Code or as creditor under any other applicable provision of law.
(B) Except to the extent limited by any applicable provision of law which cannot be waived prior to default, the Secured Party shall not be liable to any person whatsoever, for, or in connection with, the exercise, method of exercise, delay or failure to exercise any of the remedies provided for in this Agreement, and the Debtor shall indemnify, and agrees to hold harmless and waives and releases the Secured Party from any and all claims, liabilities, actions, costs, suits, demands, damages or losses whatsoever occurring on account of or in connection with such exercise, method of exercise, delay or failure to exercise.
(C) The proceeds of any Collateral received by the Secured Party at any time before or after an Event of Default, whether from a sale or other disposition of Collateral or otherwise, or the Collateral itself, may be applied to the payment in full or in part of such part of the Obligations and in such order and manner as the Secured Party may elect. The Debtor, to the extent of its rights in the Collateral, waives and releases any rights to require the Secured Party to collect any or all of the Obligations from any of the Collateral under any theory of marshalling of assets or otherwise.

7. Right of Set-Off. In furtherance and not in limitation of any provisions contained in this Agreement, and in addition to the grant of security interest in the Collateral, the Debtor agrees that any and all deposits or other sums held by the Secured Party on behalf of the Debtor shall at all times constitute security for the Obligations and the Secured Party may exercise any right of set-off against such deposits or other sums as may accrue or exist under applicable law.
8. Miscellaneous.
(A) No course of dealing between the Debtor and the Secured Party, nor any failure or delay in exercising any right, power, or privilege of the Secured Party under this Agreement, shall operate as a waiver thereof or of any other right, power or privilege. No single or partial exercise of any right, power or privilege under this Agreement, or any abandonment or discontinuance of such exercise, shall preclude any other or further exercise of any such right, power or privilege or the exercise of any other right, power or privilege.
(B) The rights and remedies provided in this Agreement are cumulative and are in addition to, and not exclusive of, the rights and remedies provided by law or equity, by virtue of statute or otherwise (including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code of Pennsylvania).
(C) This Agreement shall be construed and enforced in accordance with and governed by the substantive laws in effect in the Commonwealth of Pennsylvania, without regard to principles of conflicts of law. Unless the context otherwise requires, all terms used in this Agreement which are defined in the Uniform Commercial Code of Pennsylvania shall have the meanings stated therein.
(D) This Agreement shall be binding upon the Debtor, and the Debtor’s successors and assigns, and shall operate for the benefit of the Secured Party, and the Secured Party’s successors and assigns.
(E) The headings in this Agreement are for convenience of reference only and should not limit or otherwise affect the meaning of this Agreement.
(F) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Secured Party, and no waiver of any provision of this Agreement and no consent to any departure by the Debtor therefrom shall be effective unless it is in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
(G) THE DEBTOR SUBMITS AND CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COMMONWEALTH OF PENNSYLVANIA IN ANY AND ALL ACTIONS AND PROCEEDINGS: (1) ARISING UNDER OR PURSUANT TO THIS AGREEMENT OR ANY AGREEMENT, DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION WITH OR RELATING TO THE OBLIGATIONS AND (2) IN ANY WAY ARISING OUT OF OR RELATED TO THE OBLIGATIONS.
(H) THE DEBTOR IRREVOCABLY WAIVES A JURY TRIAL AND ANY RIGHT TO A JURY TRIAL IN ANY ACTIONS OR PROCEEDINGS: (1) ARISING UNDER OR PURSUANT TO THIS AGREEMENT OR ANY AGREEMENT, DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION WITH OR RELATING TO THE OBLIGATIONS AND (2) IN ANY WAY ARISING OUT OF OR RELATED TO THE OBLIGATIONS, AND THE DEBTOR AGREES THAT ANY SUCH ACTION OR PROCEEDING MAY BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

IN WITNESS WHEREOF, the Debtor has duly executed this Agreement as of the day and year first above written.

UNILIFE CORPORATION

Attest:	/s/ J. Christopher Naftzger	By:	/s/ R. Richard Wieland

	Name: J. Christopher Naftzger		Name: R. Richard Wieland
	Title: Secretary		Title: Executive Vice President and CFO
(CORPORATE SEAL)